SECOND AMENDMENT TO AGREEMENT OF LEASE

This Second Amendment to Agreement of Lease (this "Second Amendment") is made and entered into this 27th day of March, 2015 by and between U.S. BANK NATIONAL ASSOCIATION, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR TRUSTEE TO WELLS FARGO BANK, N.A., AS TRUSTEE, IN TRUST FOR THE HOLDERS OF DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION, CD 2006-CD2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES ("Landlord"), the successor-in-interest to Corporate Gateway, L.P. ("Original Landlord") and ADMINISTRATIVE OFFICE OF PENNSYLVANIA COURTS ("Tenant").

RECITALS

A.Pursuant to that certain Agreement of Lease dated May 9, 2011 (the "Original Lease"), as amended by that ce1tain First Amendment to Agreement of Lease dated as of July 16, 2014 (the "First Amendment"), Tenant leases approximately 56,556 rentable square feet ("RSF") of office space (the "Premises") in the building located at 5035 Ritter Road, Mechanicsburg, Pennsylvania 17055 (the "Building");

B.The Original Lease, as amended by the First Amendment, is hereinafter referred to as the "Existing Lease" and the Existing Lease as amended by this Second Amendment is hereinafter referred to as the "Lease"; and

C.Landlord and Tenant desire to amend the Existing Lease on the terms and conditions hereinafter set forth.

NOW, THEREFORE, expressly intending to be legally bound hereby, Landlord and Tenant covenant and agree as follows:

1.Recitals. The Recitals set forth above are incorporated herein by reference, as if set f01th in fu11 in the body of this Second Amendment.

2.Defined Terms. All capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Existing Lease.

3.Right of First Offer. Tenant hereby acknowledges and agrees that the Right of First Offer set forth in Paragraph 53 of the Original Lease will terminate, expire and be of no further force and effect upon the sale of either the Building or the building containing the Option Space to a third party, at which point the Building and the Option Space will no longer have common ownership.

4.Payment. In consideration for Tenant's execution of this Second Amendment, Landlord shall pay Five Thousand Dollars and 00/100 ($5,000.00) to Tenant within ten (10) business days of execution of this Second Amendment.

5.No Other Modifications; Conflicts. Except as modified and amended by the terms of this Second Amendment, all of the terms, covenants, representations, warranties, waivers and agreements set forth in the Existing Lease remain in full force and effect and are incorporated herein and are hereby ratified and confirmed in all respects. Without limiting the generality of the foregoing, Tenant confirms, ratifies and approves all of the remedies set forth in Section 22 of the Original Lease, and specifically acknowledges that the same apply to the Lease and are incorporated herein by this reference. In the event of a conflict between the terms of this Second Amendment and the Existing Lease, the terms of this Second Amendment shall control.

6.Miscellaneous.

(a)The Existing Lease as amended by this Second Amendment (including all exhibits, schedules and attachments annexed hereto or referenced herein) represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Lease.

(b)This Second Amendment shall not be modified in any manner except by an instrument in writing executed by the parties.

(c)Landlord and Landlord's agents have made no representations, agreements, conditions, warranties, understandings or promises, either oral or written, other than as expressly set forth in this Second Amendment (including all exhibits, schedules and attachments annexed hereto or referenced herein), with respect to this Second Amendment or the Building.

(d)This Second Amendment may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

(e)Tenant and Landlord each represent and warrant to the other that its execution and delivery of this Second Amendment has been duly authorized and that the person executing this Second Amendment on behalf of such party has been duly authorized to do so, and that no other action or approval is required by such party with respect to this transaction.

(f)This Second Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

(g)Submission of this Second Amendment for examination and negotiation does not constitute an offer. This Second Amendment shall become effective only upon execution and delivery by all of the parties to this Second Amendment.

(h)This Second Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

[Signature page(s) to follow]

IN WITNESS WHEREOF, and intending to be legally bound hereby, and for other good and valuable consideration, each party hereto has caused this Second Amendment to be duly executed.

Landlord:

LANDLORD

U.S. BANK NATIONAL ASSOCIATION, AS SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR TRUSTEE TO WELLS FARGO BANK, N.A., AS TRUSTEE, IN TRUST FOR THE HOLDERS OF DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION, CD 2006- CD2 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES

By:
C-III Asset Management LLC, a Delaware limited liability company, solely in its capacity as special servicer for Lender pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 2006.

By:	[illegible]
Name:	[illegible]
Title:	Servicing Officer

Tenant:

ADMINISTRATIVE OFFICE OF PENNSYLVANIA COURTS

By:	/s/ Zygmont A. Pines
Name:	Zygmont A. Pines, Esq.
Title:	Court Administrator of Pennsylvania

3